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                                                                    EXHIBIT 23.5


                         CONSENT OF RYDER SCOTT COMPANY

  We hereby consent to the references to Ryder Scott Company Petroleum Engineers as experts in the field of petroleum engineering in the Registration Statement (Form S-4) of Barrett Resources Corporation.

                       Very truly yours,

                   /s/ Ryder Scott Company Petroleum Engineers
                       ---------------------------------------
                       RYDER SCOTT COMPANY PETROLEUM ENGINEERS


Dated: June 9, 1995
       Denver, Colorado